FOR IMMEDIATE RELEASE:
NVIDIA Announces Financial Results for Fourth Quarter and Fiscal 2024
•Record quarterly revenue of $22.1 billion, up 22% from Q3, up 265% from year ago
•Record quarterly Data Center revenue of $18.4 billion, up 27% from Q3, up 409% from year ago
•Record full-year revenue of $60.9 billion, up 126%
SANTA CLARA, Calif.—Feb. 21, 2024―NVIDIA (NASDAQ: NVDA) today reported revenue for the fourth quarter ended January 28, 2024, of $22.1 billion, up 22% from the previous quarter and up 265% from a year ago.
For the quarter, GAAP earnings per diluted share was $4.93, up 33% from the previous quarter and up 765% from a year ago. Non-GAAP earnings per diluted share was $5.16, up 28% from the previous quarter and up 486% from a year ago.
For fiscal 2024, revenue was up 126% to $60.9 billion. GAAP earnings per diluted share was $11.93, up 586% from a year ago. Non-GAAP earnings per diluted share was $12.96, up 288% from a year ago.
“Accelerated computing and generative AI have hit the tipping point. Demand is surging worldwide across companies, industries and nations,” said Jensen Huang, founder and CEO of NVIDIA.
“Our Data Center platform is powered by increasingly diverse drivers — demand for data processing, training and inference from large cloud-service providers and GPU-specialized ones, as well as from enterprise software and consumer internet companies. Vertical industries — led by auto, financial services and healthcare — are now at a multibillion-dollar level.
“NVIDIA RTX, introduced less than six years ago, is now a massive PC platform for generative AI, enjoyed by 100 million gamers and creators. The year ahead will bring major new product cycles with exceptional innovations to help propel our industry forward. Come join us at next month’s GTC, where we and our rich ecosystem will reveal the exciting future ahead,” he said.
NVIDIA will pay its next quarterly cash dividend of $0.04 per share on March 27, 2024, to all shareholders of record on March 6, 2024.

Q4 Fiscal 2024 Summary

GAAP
($ in millions, except earnings per share)	Q4 FY24	Q3 FY24	Q4 FY23	Q/Q	Y/Y
Revenue	$22,103	$18,120	$6,051	Up 22%	Up 265%
Gross margin	76.0%	74.0%	63.3%	Up 2.0 pts	Up 12.7 pts
Operating expenses	$3,176	$2,983	$2,576	Up 6%	Up 23%
Operating income	$13,615	$10,417	$1,257	Up 31%	Up 983%
Net income	$12,285	$9,243	$1,414	Up 33%	Up 769%
Diluted earnings per share	$4.93	$3.71	$0.57	Up 33%	Up 765%

Non-GAAP
($ in millions, except earnings per share)	Q4 FY24	Q3 FY24	Q4 FY23	Q/Q	Y/Y
Revenue	$22,103	$18,120	$6,051	Up 22%	Up 265%
Gross margin	76.7%	75.0%	66.1%	Up 1.7 pts	Up 10.6 pts
Operating expenses	$2,210	$2,026	$1,775	Up 9%	Up 25%
Operating income	$14,749	$11,557	$2,224	Up 28%	Up 563%
Net income	$12,839	$10,020	$2,174	Up 28%	Up 491%
Diluted earnings per share	$5.16	$4.02	$0.88	Up 28%	Up 486%
Fiscal 2024 Summary

GAAP
($ in millions, except earnings per share)	FY24	FY23	Y/Y
Revenue	$60,922	$26,974	Up 126%
Gross margin	72.7%	56.9%	Up 15.8 pts
Operating expenses	$11,329	$11,132	Up 2%
Operating income	$32,972	$4,224	Up 681%
Net income	$29,760	$4,368	Up 581%
Diluted earnings per share	$11.93	$1.74	Up 586%

Non-GAAP
($ in millions, except earnings per share)	FY24	FY23	Y/Y
Revenue	$60,922	$26,974	Up 126%
Gross margin	73.8%	59.2%	Up 14.6 pts
Operating expenses	$7,825	$6,925	Up 13%
Operating income	$37,134	$9,040	Up 311%
Net income	$32,312	$8,366	Up 286%
Diluted earnings per share	$12.96	$3.34	Up 288%

Outlook
NVIDIA’s outlook for the first quarter of fiscal 2025 is as follows:
•Revenue is expected to be $24.0 billion, plus or minus 2%.
•GAAP and non-GAAP gross margins are expected to be 76.3% and 77.0%, respectively, plus or minus 50 basis points.
•GAAP and non-GAAP operating expenses are expected to be approximately $3.5 billion and $2.5 billion, respectively.
•GAAP and non-GAAP other income and expense are expected to be an income of approximately $250 million, excluding gains and losses from non-affiliated investments.
•GAAP and non-GAAP tax rates are expected to be 17.0%, plus or minus 1%, excluding any discrete items.
Highlights
NVIDIA achieved progress since its previous earnings announcement in these areas:
Data Center
•Fourth-quarter revenue was a record $18.4 billion, up 27% from the previous quarter and up 409% from a year ago. Full-year revenue rose 217% to a record $47.5 billion.
•Launched, in collaboration with Google, optimizations across NVIDIA’s data center and PC AI platforms for Gemma, Google’s groundbreaking open language models.
•Expanded its strategic collaboration with Amazon Web Services to host NVIDIA® DGX™ Cloud on AWS.
•Announced that Amgen will use the NVIDIA DGX SuperPOD™ to power insights into drug discovery, diagnostics and precision medicine.
•Announced NVIDIA NeMo™ Retriever, a generative AI microservice that lets enterprises connect custom large language models with enterprise data to deliver highly accurate responses for AI applications.
•Introduced NVIDIA MONAI™ cloud APIs to help developers and platform providers integrate AI into their medical-imaging offerings.
•Announced that Singtel will bring generative AI services to Singapore through energy-efficient data centers that the telco is building with NVIDIA Hopper™ architecture GPUs.
•Introduced plans with Cisco to help enterprises quickly and easily deploy and manage secure AI infrastructure.
•Supported the National Artificial Intelligence Research Resource pilot program, a major step by the U.S. government toward a shared national research infrastructure.
Gaming
•Fourth-quarter revenue was $2.9 billion, flat from the previous quarter and up 56% from a year ago. Full-year revenue rose 15% to $10.4 billion.
•Launched GeForce RTX™ 40 SUPER Series GPUs, starting at $599, which support the latest NVIDIA RTX™ technologies, including DLSS 3.5 Ray Reconstruction and NVIDIA Reflex.

•Announced generative AI capabilities for its installed base of over 100 million RTX AI PCs, including Tensor-RT™ LLM to accelerate inference on large language models, and Chat with RTX, a tech demo that lets users personalize a chatbot with their own content.
•Introduced microservices for the NVIDIA Avatar Cloud Engine, allowing game and application developers to integrate state-of-the-art generative AI models into non-playable characters.
•Reached the milestone of 500 AI-powered RTX games and applications utilizing NVIDIA DLSS, ray tracing and other NVIDIA RTX technologies.
Professional Visualization
•Fourth-quarter revenue was $463 million, up 11% from the previous quarter and up 105% from a year ago. Full-year revenue rose 1% to $1.6 billion.
•Announced adoption of NVIDIA Omniverse™ by the global automotive-configurator ecosystem.
•Announced the NVIDIA RTX 2000 Ada Generation GPU, bringing the latest AI, graphics and compute technology to compact workstations.
Automotive
•Fourth-quarter revenue was $281 million, up 8% from the previous quarter and down 4% from a year ago. Full-year revenue rose 21% to $1.1 billion.
•Announced further adoption of its NVIDIA DRIVE® platform, with Great Wall Motors, ZEEKR and Xiaomi using DRIVE Orin™ to power intelligent automated-driving systems and Li Auto selecting DRIVE Thor™ as its centralized car computer.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at https://investor.nvidia.com.
Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its fourth quarter and fiscal 2024 financial results and current financial prospects today at 2 p.m. Pacific time (5 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, https://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its first quarter of fiscal 2025.
Non-GAAP Measures
To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, and free cash flow. For NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. These reconciliations adjust the related GAAP financial measures to exclude acquisition termination costs, stock-based compensation expense, acquisition-related and other costs, IP-related costs, other, gains and losses from non-affiliated investments, interest expense related to amortization of debt discount, and the associated tax impact of these items where applicable. Free cash flow is calculated as GAAP net cash provided by operating activities less both purchases related to property and equipment and intangible assets and principal payments on property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
Since its founding in 1993, NVIDIA (NASDAQ: NVDA) has been a pioneer in accelerated computing. The company’s invention of the GPU in 1999 sparked the growth of the PC gaming market, redefined computer graphics, ignited the era of modern AI and is fueling industrial digitalization across markets. NVIDIA is now a full-stack computing infrastructure company with data-center-scale offerings that are reshaping industry. More information at https://nvidianews.nvidia.com/.
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For further information, contact:

Simona Jankowski	Mylene Mangalindan
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
sjankowski@nvidia.com	mmangalindan@nvidia.com
Certain statements in this press release including, but not limited to, statements as to: demand for accelerated computing and generative AI surging worldwide across companies, industries and nations; our Data Center platform being powered by increasingly diverse drivers, including demand for data processing, training and inference from large cloud-service providers and GPU-specialized ones, as well as from enterprise software and consumer internet companies; vertical industries led by auto, financial, services and healthcare now at a multibillion-dollar level; NVIDIA RTX becoming a massive PC platform for generative AI enjoyed by 100 million gamers and creators; the year ahead bringing major new product cycles with exceptional innovations to help propel our industry forward; our upcoming conference at GTC, where we and our rich ecosystem will reveal the exciting future ahead; NVIDIA’s next quarterly cash dividend; NVIDIA’s financial outlook and expected tax rates for the first quarter of fiscal 2025; the benefits, impact, performance, features and availability of NVIDIA’s products and technologies, including NVIDIA AI platforms, NVIDIA DGX Cloud, NVIDIA DGX SuperPOD, NVIDIA NeMo Retriever, NVIDIA MONAI cloud APIs, NVIDIA Hopper architecture GPUs, NVIDIA GeForce RTX 40 SUPER Series GPUs, NVIDIA DLSS 3.5 Ray Reconstruction, NVIDIA Reflex, NVIDIA TensorRT-LLM, Chat with RTX, microservices for the NVIDIA Avatar Cloud Engine, NVIDIA DLSS, ray tracing and other NVIDIA RTX technologies, NVIDIA Omniverse, NVIDIA RTX 2000 Ada Generation GPU, NVIDIA DRIVE platform, NVIDIA DRIVE Orin and NVIDIA DRIVE Thor; and our collaborations with third parties are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic conditions; our reliance on third parties to manufacture, assemble, package and test our products; the impact of technological development and competition; development of new products and technologies or enhancements to our existing product and technologies; market acceptance of our products or our partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; and unexpected loss of performance of our products or technologies when integrated into systems, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
© 2024 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, GeForce, GeForce RTX, NVIDIA DGX, NVIDIA DGX SuperPOD, NVIDIA DRIVE, NVIDIA DRIVE Orin, NVIDIA DRIVE Thor, NVIDIA Hopper, NVIDIA MONAI, NVIDIA NeMo, NVIDIA Omniverse, NVIDIA RTX and TensorRT are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	January 28,	January 29,	January 28,	January 29,
	2024	2023	2024	2023

Revenue	$22,103	$6,051	$60,922	$26,974
Cost of revenue	5,312	2,218	16,621	11,618
Gross profit	16,791	3,833	44,301	15,356

Operating expenses
Research and development	2,465	1,951	8,675	7,339
Sales, general and administrative	711	625	2,654	2,440
Acquisition termination cost	—	—	—	1,353
Total operating expenses	3,176	2,576	11,329	11,132

Operating income	13,615	1,257	32,972	4,224
Interest income	294	115	866	267
Interest expense	(63)	(65)	(257)	(262)
Other, net	260	(18)	237	(48)
Other income (expense), net	491	32	846	(43)

Income before income tax	14,106	1,289	33,818	4,181
Income tax expense (benefit)	1,821	(125)	4,058	(187)
Net income	$12,285	$1,414	$29,760	$4,368

Net income per share:
Basic	$4.98	$0.57	$12.05	$1.76
Diluted	$4.93	$0.57	$11.93	$1.74

Weighted average shares used in per share computation:
Basic	2,466	2,464	2,469	2,487
Diluted	2,490	2,477	2,494	2,507

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	January 28,	January 29,
	2024	2023
ASSETS

Current assets:
Cash, cash equivalents and marketable securities	$25,984	$13,296
Accounts receivable, net	9,999	3,827
Inventories	5,282	5,159
Prepaid expenses and other current assets	3,080	791
Total current assets	44,345	23,073

Property and equipment, net	3,914	3,807
Operating lease assets	1,346	1,038
Goodwill	4,430	4,372
Intangible assets, net	1,112	1,676
Deferred income tax assets	6,081	3,396
Other assets	4,500	3,820
Total assets	$65,728	$41,182

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$2,699	$1,193
Accrued and other current liabilities	6,682	4,120
Short-term debt	1,250	1,250
Total current liabilities	10,631	6,563

Long-term debt	8,459	9,703
Long-term operating lease liabilities	1,119	902
Other long-term liabilities	2,541	1,913
Total liabilities	22,750	19,081

Shareholders' equity	42,978	22,101
Total liabilities and shareholders' equity	$65,728	$41,182

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	January 28,	January 29,	January 28,	January 29,
	2024	2023	2024	2023

Cash flows from operating activities:
Net income	$12,285	$1,414	$29,760	$4,368
Adjustments to reconcile net income to net cash
provided by operating activities:
Stock-based compensation expense	993	738	3,549	2,709
Depreciation and amortization	387	426	1,508	1,544
Deferred income taxes	(78)	(647)	(2,489)	(2,164)
(Gains) losses on investments in non-affiliated entities, net	(260)	10	(238)	45
Acquisition termination cost	—	—	—	1,353
Other	(109)	20	(278)	(7)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(1,690)	1,081	(6,172)	822
Inventories	(503)	(706)	(98)	(2,554)
Prepaid expenses and other assets	(1,184)	(210)	(1,522)	(1,517)
Accounts payable	281	(193)	1,531	(551)
Accrued and other current liabilities	1,072	166	2,025	1,341
Other long-term liabilities	305	150	514	252
Net cash provided by operating activities	11,499	2,249	28,090	5,641

Cash flows from investing activities:
Proceeds from maturities of marketable securities	1,731	2,633	9,732	19,425
Proceeds from sales of marketable securities	50	—	50	1,806
Purchases of marketable securities	(7,524)	(2,133)	(18,211)	(11,897)
Purchase related to property and equipment and intangible assets	(253)	(509)	(1,069)	(1,833)
Acquisitions, net of cash acquired	—	—	(83)	(49)
Investments in non-affiliated entities and other, net	(113)	5	(985)	(77)
Net cash provided by (used in) investing activities	(6,109)	(4)	(10,566)	7,375

Cash flows from financing activities:
Proceeds related to employee stock plans	—	5	403	355
Payments related to repurchases of common stock	(2,660)	(1,212)	(9,533)	(10,039)
Payments related to tax on restricted stock units	(841)	(344)	(2,783)	(1,475)
Repayment of debt	—	—	(1,250)	—
Dividends paid	(99)	(98)	(395)	(398)

Principal payments on property and equipment and intangible assets	(29)	(4)	(74)	(58)
Other	—	(3)	(1)	(2)
Net cash used in financing activities	(3,629)	(1,656)	(13,633)	(11,617)

Change in cash and cash equivalents	1,761	589	3,891	1,399
Cash and cash equivalents at beginning of period	5,519	2,800	3,389	1,990
Cash and cash equivalents at end of period	$7,280	$3,389	$7,280	$3,389

Supplemental disclosure of cash flow information:
Cash paid for income taxes, net	$1,874	$32	$6,549	$1,404
Cash paid for interest	$26	$28	$252	$254

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	January 28,	October 29	January 29,	January 28,	January 29,
	2024	2023	2023	2024	2023

GAAP gross profit	$16,791	$13,400	$3,833	$44,301	$15,356
GAAP gross margin	76.0%	74.0%	63.3%	72.7%	56.9%
Acquisition-related and other costs (A)	119	119	120	477	455
Stock-based compensation expense (B)	45	38	30	141	138
IP-related costs	4	26	16	40	16
Non-GAAP gross profit	$16,959	$13,583	$3,999	$44,959	$15,965
Non-GAAP gross margin	76.7%	75.0%	66.1%	73.8%	59.2%

GAAP operating expenses	$3,176	$2,983	$2,576	$11,329	$11,132
Stock-based compensation expense (B)	(948)	(941)	(709)	(3,408)	(2,572)
Acquisition-related and other costs (A)	(18)	(16)	(54)	(106)	(219)
Acquisition termination cost	—	—	—	—	(1,353)
Other (C)	—	—	(38)	10	(63)
Non-GAAP operating expenses	$2,210	$2,026	$1,775	$7,825	$6,925

GAAP operating income	$13,615	$10,417	$1,257	$32,972	$4,224
Total impact of non-GAAP adjustments to operating income	1,134	1,140	967	4,162	4,816
Non-GAAP operating income	$14,749	$11,557	$2,224	$37,134	$9,040

GAAP other income (expense), net	$491	$105	$32	$846	$(43)
(Gains) losses from non-affiliated investments	(260)	69	10	(238)	45
Interest expense related to amortization of debt discount	1	1	1	4	5
Non-GAAP other income (expense), net	$232	$175	$43	$612	$7

GAAP net income	$12,285	$9,243	$1,414	$29,760	$4,368
Total pre-tax impact of non-GAAP adjustments	875	1,210	978	3,928	4,865
Income tax impact of non-GAAP adjustments (D)	(321)	(433)	(218)	(1,376)	(867)
Non-GAAP net income	$12,839	$10,020	$2,174	$32,312	$8,366

	Three Months Ended			Twelve Months Ended
	January 28,	October 29	January 29,	January 28,	January 29,
	2024	2023	2023	2024	2023
Diluted net income per share
GAAP	$4.93	$3.71	$0.57	$11.93	$1.74
Non-GAAP	$5.16	$4.02	$0.88	$12.96	$3.34

Weighted average shares used in diluted net income per share computation	2,490	2,494	2,477	2,494	2,507

GAAP net cash provided by operating activities	$11,499	$7,333	$2,249	$28,090	$5,641
Purchases related to property and equipment and intangible assets	(253)	(278)	(509)	(1,069)	(1,833)
Principal payments on property and equipment and intangible assets	(29)	(13)	(4)	(74)	(58)
Free cash flow	$11,217	$7,042	$1,736	$26,947	$3,750

(A) Acquisition-related and other costs are comprised of amortization of intangible assets and transaction costs, and are included in the following line items:
	Three Months Ended			Twelve Months Ended
	January 28,	October 29	January 29,	January 28,	January 29,
	2024	2023	2023	2024	2023
Cost of revenue	$119	$119	$120	$477	$455
Research and development	$12	$12	$10	$49	$39
Sales, general and administrative	$6	$4	$44	$57	$180

(B) Stock-based compensation consists of the following:
	Three Months Ended			Twelve Months Ended
	January 28,	October 29	January 29,	January 28,	January 29,
	2024	2023	2023	2024	2023
Cost of revenue	$45	$38	$30	$141	$138
Research and development	$706	$701	$527	$2,532	$1,892
Sales, general and administrative	$242	$240	$182	$876	$680

(C) Other consists of costs related to Russia branch office closure, assets held for sale related adjustments, legal settlement costs, and contributions.

(D) Income tax impact of non-GAAP adjustments, including the recognition of excess tax benefits or deficiencies related to stock-based compensation under GAAP accounting standard (ASU 2016-09).

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q1 FY2025 Outlook
($ in millions)
GAAP gross margin	76.3%
Impact of stock-based compensation expense, acquisition-related costs, and other costs	0.7%
Non-GAAP gross margin	77.0%

GAAP operating expenses	$3,480
Stock-based compensation expense, acquisition-related costs, and other costs	(980)
Non-GAAP operating expenses	$2,500